EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Van Z. Krikorian, the Chairman and Chief Executive Officer of Global Gold Corporation (the "Registrant") and Jan Dulman, the Chief Financial Officer of the Registrant, each hereby certifies that:

1.

The Registrant's Annual Report on Form 10-KSB/A for the period ended December 31, 2007 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 11, 2008 /s/ Van Z. Krikorian Van Z. Krikorian Chairman & Chief Executive Officer (Principal Executive Officer)	/s/ Jan Dulman Jan Dulman Chief Financial Officer (Principal Financial Officer)